Final Transcript

Conference Call Transcript DRS - DRS Technologies Conference Call Event Date/Time: May. 13. 2008 / 9:00AM ET

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

CORPORATE PARTICIPANTS

 Patricia Williamson
 DRS Technologies, Inc. - VP, Investor Relations

 Mark S. Newman
 DRS Technologies, Inc. - Chairman, President and CEO

 Pier Francesco Guarguaglini
 Finmeccanica, S.p.A. - Chairman and CEO

 Alessandro Pansa
 Finmeccanica, S.p.A. - CFO

CONFERENCE CALL PARTICIPANTS

 Howard Rubel
 Jefferies - Analyst

 Steve Levinson
 Stifel Nicolaus - Analyst

 Adam Koretsky
 Citigroup - Analyst

 Myles Walton
 Oppenheimer - Analyst

 Rob Spingarn
 Credit Suisse - Analyst

 PRESENTATION

Operator

Good morning, everyone. Welcome to today's conference. (OPERATOR INSTRUCTIONS). As a reminder, ladies and gentlemen, this conference call is being recorded. At this time, for opening remarks and introductions, I will turn the call over to Ms. Patricia Williamson, Vice President of Investor Relations with DRS.

Patricia Williamson - DRS Technologies, Inc. - VP, Investor Relations

Thank you. Good morning, and thank you for joining us on today's conference call. Hosting today's call are Pier Francesco Guarguaglini, Chairman and Chief Executive Officer of Finmeccanica; Alessandro Pansa, Chief Financial Officer and co-General Manager of Finmeccanica; and Mark S. Newman, Chairman President and Chief Executive Officer of DRS Technologies. Mark will provide an overview of the merger and strategic rationale, while Pier and Alessandro will give Finmeccanica's perspective on the deal and the terms of the financing.

Before we begin, I'd like to remind everyone that we are providing a simultaneous Webcast of this call to the public. An archive of this Webcast will be available later today on our Web site.

Today's remarks may include some forward-looking statements. In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act, please note the risks and uncertainties related to forward-looking statements. These are more fully described in yesterday's joint news release and in DRS's filings with the Securities and Exchange Commission, available on DRS's Web site. Neither company undertakes any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

I'd now like to turn the call over to DRS's Chairman, President and CEO, Mark Newman.

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

Thanks Pat. Good morning and thank you for joining us on today's call. Yesterday marked an important chapter for DRS Technologies' 40-year history. After the market closed, we announced that we had signed a definitive merger agreement with Finmeccanica, one of Europe's leading aerospace and defense contractors, based in Rome. Under the agreement, Finmeccanica will acquire DRS for $81 per share in an all-cash transaction. The transaction has an enterprise value of approximately $5.2 billion, or approximately EUR3.35 billion, and includes the assumption of $1.2 billion in debt following the conversion of DRS's convertible notes. We expect to close the transaction by the fourth quarter of 2008.

This merger offers a very attractive return to DRS's shareholders, and comes at the most ideal time when the defense sector is enjoying strong demand. Finmeccanica's offer is a compelling price, which represents a 27% premium over DRS's closing share price on May 7, and a 32% premium over our 30-day trading average stock price. The boards of directors of both Finmeccanica and DRS have unanimously approved the terms of the agreement.

This transaction represents a strategic fit for two industry leaders with proven track records in the United States and international defense markets. The combination of these two companies will create a top-tier $24 billion global defense competitor. For DRS, this is a transformational corporate event. It dramatically accelerates DRS's vision of becoming one of the top 10 defense companies in the world, and with Finmeccanica's depth of resources, we will have the ability to bid on significant prime defense contracts.

Here in the US, our domestic presence will be strengthened through the merger of Finmeccanica's existing US defense electronics businesses, with DRS leading the combined corporate entity. Globally, Finmeccanica's presence the world over will allow DRS increased access to international markets, supporting us in our effort to expand our reach beyond North America.

DRS's vision includes added investment to our research and development programs and an increase in high-wage and high-skill jobs across our family of US units. Finmeccanica will be able to support this expansion as well.

Under the agreement signed yesterday, DRS will operate as a wholly-owned stand-alone subsidiary of Finmeccanica. Our current management team and headquarters will remain the same. We will retain our corporate name and operate as an autonomous subsidiary of Finmeccanica under a Special Security Agreement. Finmeccanica and DRS are currently and will continue to be actively engaged in discussions with the appropriate US regulatory agencies to ensure a productive outcome in this regard.

Operating as an SSA, DRS will have a separate board of directors comprised primarily of US citizens. In the coming months as we move closer to the closing, we will be focused on making the transition as seamless as possible for all of our customers, employees and suppliers. In the meantime, it will be business as usual, as we work steadily toward achieving our operational goals.

At this time I'd like to turn the call over to Pier Guarguaglini, the Chairman and CEO of Finmeccanica.

Pier Francesco Guarguaglini - Finmeccanica, S.p.A. - Chairman and CEO

Thank you very much. Finmeccanica is a public holding group in the defense and security business. We have facilities in the US, UK, around the globe. Finmeccanica’s stock trades on the Milan stock exchange under the symbol FNC. We have over 60,000 employees worldwide and over 2,000 employees in 32 US facilities. We rank as the ninth largest defense contractor in the world. Our revenues in 2007 were $21 billion.

The impact of this transaction is very important for us. There are many benefits for Finmeccanica. First of all, Finmeccanica immediately gains a strong foothold in the US defense market as a $24 billion leading defense contractor. There are strong opportunities to leverage DRS’s core competencies in international markets. Complementary units will create opportunities for expanded roles in the international defense market, particularly in land and naval systems, mission avionics, simulation and training, and integrated logistics support services.

We have a lot opportunity around the world. In the UK, we have ground vehicle and naval equipment systems for security; In Israel, Egypt, Jordan, Saudi Arabia – border control systems for security; Eastern Europe – border control systems; In Africa, communication networks infrastructure; in India, border control systems; same thing in South Korea and Japan. In South America, there is some opportunity in naval systems and ground systems; In the US and Canada, it is clear that the combination of these two companies will represent in the US market our significant contribution to national defense and homeland security. So, this merger will present a lot of opportunities around the world.

Now I give the conference call over to Mr. Pansa.

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

Alessandro Pansa - Finmeccanica, S.p.A. - CFO

Thank you, Pier. Good morning, everybody. A few words about the terms of the transaction, which is subject to approval by DRS shareholders and is subject to regulatory approval and other closing conditions. Of course, also we have to have a signed agreement with the Defense Security Service, and we need the approval of the Committee on Foreign Investment in the United States.

As Mr. Newman mentioned, in order to close the deal these effort will be undertaken and completed by the fourth quarter of 2008. Finmeccanica, which is a listed company, you remember, a listed company on the Italian stock exchange, is financing this deal on a short-term basis with committed financing provided to us by four major banking institutions, which is partly a short-term line, a one-year maturity opportunity. We expect that in any case that we will be able to undertake in terms of capital structures before the closing of the transaction.

Moreover, we expect that with a $3.2 billion US credit line, Finmeccanica will put in place a financing structure that is two-thirds done with a mixture of new equity issues and divestitures, and one-third as new long-term debt. As far as the first terms are concerned, of course, Finmeccanica has already got the commitment from the shareholders to issue 42.5 billion of new shares of the stock market, and therefore, a new equity issue could take place as soon as we will be closer to the closing date of the transaction.

Finmeccanica has also a number of assets which we have the possibility to divest, in order to complete two-thirds of net debt, involving the assets that we intend to list to the stock exchange, the majority of the shares of AnsaldoEnergia, which is an energy company 100% owned by us with revenues of more than EUR 1 billion in 2007 and an operating margin which is higher than 8% this year, and has very good prospects in growth revenues and profitability for the next few years. Other divestitures will be possible in order to complete the ratio that I mentioned.

On the other side, we intend also to issue some additional long-term debt with the aim to extend the maturity of the Finmeccanica financial terms, which today is 8.5 years, and therefore, we will take some initiative from this viewpoint in the next few months. There will be a chance that Finmeccanica will go to the market with a bond issue. Finmeccanica (technical difficulty) the market with (inaudible). By the way, and finally we will also take into account and decide what we will do with the DRS bondholders, which, as you know, have a change-of-control put option. And on the other side, Finmeccanica has decided to leave aside [inaudible].

I leave the rest of the words to Mr. Guarguaglini for the final remarks.

Pier Francesco Guarguaglini - Finmeccanica, S.p.A. - Chairman and CEO

In conclusion, this is a win-win combination, because it accelerates DRS’s vision of becoming a top-tier defense contractor that can compete as a prime for large contracts, and at the same time the merger firmly establishes Finmeccanica's position as a leading contractor [in the] US defense market.

Thank you very much. We have concluded our presentation.

QUESTION AND ANSWER

Operator

 (OPERATOR INSTRUCTIONS). Howard Rubel, Jefferies.

Howard Rubel - Jefferies - Analyst

First, Mark, did you share financial projections with Finmeccanica?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

Yes, we did. They've done thorough due diligence.

Howard Rubel - Jefferies - Analyst

Could you give us a sense of what you had in revenues and EBITDA in '08 and '09?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

No. What we will be able to do is we will have a normal earnings call probably sometime towards the end of May to report our year-end March 31, 2008. That's coming up shortly.

Howard Rubel - Jefferies - Analyst

So we'll get this information then with the merger documents. Because if you've shared it, we should be able to have access to that, right?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

Once those documents come out, whatever is in the documents you'll be able to report through. Absolutely.

Howard Rubel - Jefferies - Analyst

How do you deal with the converts and with the -- I didn't quite understand the follow-up on the debt. Will some of this debt be called and you'll refinance it?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

That will be up to the parent company, and the converts will probably convert, I would imagine.

Howard Rubel - Jefferies - Analyst

Thank you very much.

Operator

Steve Levinson, Stifel Nicolaus.

Steve Levinson - Stifel Nicolaus - Analyst

Congratulations. Sounds like a good deal. I know in your press release you talked about -- and in your remarks -- you talked about business as usual. Does that include continuing your acquisition program? Will this free you up to be able to do things? Do you envision doing larger transactions, or looking for the same sort of tuck-ins and bolt-ons that helped you get to where you are now?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

That's a good point. As you know, our strategy for growth has always been organic growth and growth through acquisition. We took a two-year hiatus after the Engineered Support transaction, where we integrated all of our businesses. And one of the appealing things about this particular transaction is we will now be able to continue the acquisition program. Of course, they're going to settle out their capital structure. And when that's all completed, we'll take a look at what we have and then begin to look at properties as time goes on. I think we can look at all types of transactions. We've been given the leeway to do that, but it will all have to fall within the financial capability of the total company.

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

Steve Levinson - Stifel Nicolaus - Analyst

Do you think you'll mostly be focused on the US, and the parent will focus on elsewhere in the world? Or will you be able to go outside the borders, too?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

I would say out of the box the goal will be to continue to grow DRS as a major supplier in the US. But, I wouldn't rule out any international acquisitions if they made sense.

Steve Levinson - Stifel Nicolaus - Analyst

Thanks a lot. This is a heck of a way to get out of doing earnings calls in the future, by the way. Thanks a lot. Congratulations.

Operator

George Shapiro, Citigroup.

Adam Koretsky - Citigroup - Analyst

Actually, this is Adam Koretsky for George. Mark, I just have one high-level question. Given that supplemental spending may become more contentious in the next year or two, and 57% of your revenues are from the Army, what's your thinking for top-line organic growth expectations for the long-term and over the next several years?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

I think we're going to continue to see growth in the US defense budget, although it may flatten out from the type of growth that we've seen up until now. But, as Steve Levinson just commented, I'm not going to have to give projections anymore, and we'll leave that up to the parent company.

Adam Koretsky - Citigroup - Analyst

Fair enough. Thank you.

Operator

(OPERATOR INSTRUCTIONS). (inaudible), (inaudible) Financial.

Unidentified Participant

Two questions. One is, you mentioned in the press release that you're setting up, I guess, as a stand-alone sub and have a special oversight board. Does that take care of any government approvals, or do you still have to wait for some?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

There's a very well-documented process that has to go on to get government approval for any foreign-owned entity in the United States. So, what ends up getting created is at a minimum a Special Security Agreement arrangement, where the Company operates as an independent entity with its own board of directors, as I mentioned. And it's a process that we will go through with the US government to try to achieve that.

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

Unidentified Participant

I think if I were to paraphrase that, there's precedent here.

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

Lots of precedent. In fact, Finmeccanica already has, I think, two or three SSAs in the United States right now.

Unidentified Participant

One of the gentlemen who was speaking addressed the debt, and I completely did not understand what's going to happen there. Could you give it to me in a way I can understand it, please?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

The original gentleman, or me? He has to (multiple speakers)

Unidentified Participant

I don't mean to be disrespectful.

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

I understand. It's really the call of Finmeccanica to decide how to handle the debt. So, I think that there will be room for whatever structure they want to do. I think it's pretty assured that the converts that we have outstanding will end up getting converted. And then it's just a question of whether they want to take out our debt. I think the biggest factor there -- the remainder debt, the term debt that we have -- the biggest factor there is whether or not the debt holders want to put that back to the Company. There are pretty favorable rates, so I don't know if they'll do that. And then, of course, the Company has an option to pay it off if they'd like and replace it with other debt. A comment that, I think, one could think about is that if we keep the debt as it is, we'll continue to be an SEC reporting company as a stand-alone DRS. If they take out the debt with some other instrument, that would go away. So, I think there will be a whole load of factors that will enter into which way they decide to go.

So I think if you take a look at the total debt structure of DRS, to summarize, there's a very good chance that the convert will be taken out, and then the rest of it will have to depend on what they determine they want to do. And I think that's really what Mr. Pansa was trying to tell you.

Unidentified Participant

Thank you very much.

Alessandro Pansa - Finmeccanica, S.p.A. - CFO

(inaudible) what Mr. Newman said is (inaudible)

Operator

Howard Rubel, Jefferies.

Howard Rubel - Jefferies - Analyst

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

I just had two follow-ups. One, is there a breakup fee for the transaction, Mark?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

Yes, there is. It's going to be all in the documents that will get filed.

Howard Rubel - Jefferies - Analyst

Kind of standard fees?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

It's a very standard fee, nothing out of the ordinary.

Howard Rubel - Jefferies - Analyst

Could you characterize again also were there any major adverse clauses? Are they pretty standard, or is there anything you want to call out there as well?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

No, everything is pretty standard. The key thing here is to go through the government regulatory processes, and that's what we're going to launch right after this call, in fact.

Howard Rubel - Jefferies - Analyst

In synergies, could you talk a little bit more about how you see them, either in terms -- you kind of addressed them a little bit on the revenue side. Could you talk about them a little bit on the cost side, please?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

In terms of the cost synergies, the main thing will be the opportunity to do some work that's being done overseas now in the US, so we'll be able to spread the cost burden over a number of companies. We plan on putting together a number of the existing US defense electronics entities into DRS, which I think will create some efficiencies for us. But, I think most of that will have to get worked out by the parent as time goes on.

Howard Rubel - Jefferies - Analyst

Thank you very much.

Operator

Myles Walton, Oppenheimer.

Myles Walton - Oppenheimer - Analyst

Congratulations. Could you walk us through a bit of the timeline, the process, very briefly, in terms of just the last couple of months and how the deal kind of went from conception to consummation?

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

I think that the CEOs of the two companies have known each other for a number of years. We've worked together on projects. And over time, we thought it would be a good idea to look into doing something like this. They approached us, and we decided that this could be a very compelling proposition for our shareholders.

Myles Walton - Oppenheimer - Analyst

The point where they approached you, Mark, where would you say it reached more of a more formal stage? Was it in the last couple of months, last couple of weeks?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

I think the best thing to do is wait until all the documents are filed. That will go through the entire history of how this happened, leading right up until now. I think that's the best way to get the information, so everybody is getting the same information.

Myles Walton - Oppenheimer - Analyst

Fair enough. You've, I'm sure, done the usual regulatory feelers. Have you gotten any initial feedback or scrutiny that was unanticipated? And also, the walling of the business; was that something that was requested or offered by you?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

Keep in mind that any time there's an acquisition, whether it's in the commercial world or the defense world, of a US company by a foreign company, there's a process that you have to go through. I will tell you that this combination will present a really good, strong competitor in the US, which I think will be very healthy for the US defense marketplace. That's really how we looked at it. It would stand to reason that a company with the kind of technology that we have would have to be put into, at minimum, an SSA, Special Security Agreement. And we're prepared to work with the regulators to have a successful outcome to that proposal.

Myles Walton - Oppenheimer - Analyst

Thanks again. Congratulations.

Operator

Rob Spingarn, Credit Suisse.

Rob Spingarn - Credit Suisse - Analyst

Mark, a question for you, if I can. Along the same lines, have you had conversations with anybody else during this time period over the last couple of months?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

We've always had conversations with people. We weren't putting ourselves up for sale. A sequence of events happened, this looked like an incredible deal for our shareholders, and we decided to take it.

Rob Spingarn - Credit Suisse - Analyst

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Final Transcript
May. 13. 2008 / 9:00AM ET, DRS - DRS Technologies Conference Call

So this conversation was done in isolation, just the two of you?

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

Most conversations are done in isolation. What do you mean?

Rob Spingarn - Credit Suisse - Analyst

I just meant that you did not have any formal discussions with another suitor during this last period of time.

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

I wouldn't say that.

Rob Spingarn - Credit Suisse - Analyst

Okay. Thank you.

Operator

At this time we don't have any further questions. I will now pass the call over to Mr. Mark Newman for closing remarks.

Mark S. Newman - DRS Technologies, Inc. - Chairman, President and CEO

I just want to thank you all again for joining us on this morning's call. I want to extend my thanks to our stockholders for the trust and confidence you have demonstrated over the years to this management team. We really, really appreciate it. Thank you.

Operator

Thank you, ladies and gentlemen. This will conclude the presentation for today's conference. You may now disconnect.

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